UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 28, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                    0-26028                  22-2671269

(State or Other Jurisdiction of (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)






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Item 8.01  OTHER EVENTS

On September 28, 2004, we announced that we signed a multi-year agreement with China Far East International Trading Corporation (CFETC) for the exclusive sale of our CT Laser Mammography System (CTLM(R)) in the People's Republic of China. The new agreement also includes clinical research and collaboration programs and supersedes our previous distribution contract with CFETC.

We issued a press release IDSI INKS $26 MM CHINA CONTRACT on September 28, 2004. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference is being furnished pursuant to Item 8.01.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated September 29, 2004


                                     /s/ Allan L. Schwartz
                                     ---------------------
                                     By: Allan L. Schwartz
                                     Executive Vice President
                                     Chief Financial Officer